Exhibit 99.1

Eagle Bulk Shipping Inc.

                            BB&T 22nd Annual

Transportation Services Conference

February 16, 2007

Forward Looking Statements

This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc.
cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-
looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements and charter contracts on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange Commission.

Agenda

Investment Thesis

The Fleet

Industry View

Financial Overview

Conclusion

Investment Thesis

Eagle Bulk – A Clear, Focused Investment Story

We are the third largest
Supramax owner in the world

Quality  -  Consistency  -  Transparency

Strong contract coverage at
today’s healthy rates

Proven growth strategy

Strong balance sheet with a
low Net Debt to Capital of
40%

Best long term prospects

Stable and visible cash flows for

sustainable dividends

$70m acquisition in 3Q-05

$105m acquisition in 2Q-06

$67m acquisition in 4Q-06

Increased liquidity of $271m

Eagle Bulk – A Growth Story

1 DWT Excluding Newbuildings

2 Charter Cover based on earliest redelivery

1 Feb 06

1 Feb 07

Growth

Fleet Size

13 Vessels

16 Vessels

+  23%

   - Supramax

9 Vessels

12 Vessels

+  33%

   - Supramax Newbuildings

-

2 Vessels

   - DWT 1

643,980 tons

796,663 tons

+  24%

Finance

   - Enterprise Value

$604 million

$912 million

+  51%

   - Market Capitalization

$464 million

$672 million

+  45%

   - Liquidity Available

$202 million

$271 million

+  34%

   - Dividends Paid to Date

-

$3.13 per share

Charter Cover 2

   - 2007

97%

   - 2008

44%

The Fleet

Average fleet age of approx. 6 years compared to industry average of over 15 years

Sistership strategy provides economies of scale

Cargo cranes and grabs on entire fleet maximizes utility of Eagle’s assets

Modern, High Quality Fleet of Handymax Vessels

Deadweight

Year

L

ength

Ship’s Cargo Gear

Vessel

(

Dwt

)

Built

in meters

Cranes

Grabs

SUPRAMAX CLASS

Golden Eagle

56,000

2010

190 m

4 x 30 Tons

4 x 12 m3

Imperial Eagle

56,000

2010

190 m

4 x 30 Tons

4 x 12 m3

Jaeger

2,248

2004

190 m

4 x 30 Tons

4 x 12 m3

Kestrel I

50,326

2004

190 m

4 x 30 Tons

4 x 12 m3

Tern

50,200

2004

190 m

4 x 30 Tons

4 x 12 m3

Condor

50,296

2001

190 m

4 x 30 Tons

4 x 12 m3

Falcon

50,296

2001

190 m

4 x 30 Tons

4 x 12 m3

Harrier

50,296

2001

190 m

4 x 30 Tons

4 x 12 m3

Hawk I

50,296

2001

190 m

4 x 30 Tons

4 x 12 m3

Merlin

50,296

2001

190 m

4 x 30 Tons

4 x 12 m3

Osprey I

50,206

2002

190 m

4 x 30 Tons

4 x 8 m3

Cardinal

55,408

2004

190 m

4 x 30 Tons

4 x 12.5 m 3

Peregrine

50,913

2001

190 m

4 x 30 Tons

4 x 12 m3

Heron

52,827

2001

190 m

4 x 30 Tons

4 x 12 m3

HANDYMAX CLASS

Sparrow

48,225

2000

189 m

4 x 30 Tons

4 x 10 m3

Kite

47,195

1997

190 m

4 x 30 Tons

4 x 10 m3

Griffon

46,635

1995

190 m

4 x 30 Tons

4 x 10 m3

Shikra

41,096

1984

185 m

4 x 25 Tons

4 x 8 m3

Fleet Total Dwt

               796,663

(excluding Newbuild Vessels)

Newbuildings

Sister Ships

Similar Ships

* Represents Dwt weighted average age

Eagle Captures Today’s Drybulk Values for Extended Periods

Charter renewals at today’s healthy rates extends high cashflow generation

Period cover extends revenue visibility and predictability and limits spot volatility

97% of 2007  fleet currently covered by contracts

44% of 2008 fleet currently covered by contracts

*    JAEGER will commence the new time charter at a rate of $27,500 per day for 12-14 months. The charter rate may reset at the beginning of each month based on the average time charter rate for the Baltic Supramax Index, but in no case will it be less than
$22,500 per day.

Vessel

Charter

Commences

Charter

Period

Charter Rate

Cardinal

Mar – Jun
2007

11 - 13 months

$28,000 per day

Jaeger

Apr – Jun

2007

12 - 14 months

$27,500 per day*

Harrier

Jun 2007

24 - 27 months

$24,000 per day

Kite

Mar – Jun

2007

26 - 29 months

$21,000 per day

Time Charter Contracts Provide Stable and Visible Cashflows

Fleet contracted revenues in excess of $195 million at attractive rates

       * JAEGER and SPARROW charters have a profit-sharing component.

Renewal Rates

SHIKRA

KITE

GRIFFON

SPARROW *

PEREGRINE

HERON

CARDINAL

OSPREY I

MERLIN

HAWK I

HARRIER

FALCON

CONDOR

KESTREL I

TERN

JAEGER *

4Q 2007

1Q 2007

3Q 2007

$27,500

Daily

Charter Rates

$14,800

$20,075

$24,000

$21,000

$22,000

$24,000

$24,000

$20,500

$24,000

$20,500

$28,000

$20,950

$18,750

$19,000

2Q 2007

$21,000

Handymax/Supramax

Panamax

Capesize

	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	MISC.
In m tons	834,267	800,306	1,009,711	358,006	941,028	229,070	495,889	159,101	252,620	1,160,832
Cardinal	✔	✔	✔	✔	✔					✔
Condor	✔		✔		✔			✔		
Falcon		✔	✔	✔	✔		✔			✔
Griffon	✔		✔	✔	✔					✔
Harrier	✔	✔	✔	✔	✔		✔			✔
Hawk I	✔	✔	✔	✔	✔		✔	✔		✔
Heron		✔			✔	✔			✔	✔
Kite	✔	✔	✔		✔	✔				✔
Merlin	✔			✔	✔	✔	✔		✔	✔
Osprey I	✔		✔		✔		✔	✔		✔
Peregrine	✔	✔	✔	✔			✔			✔
Shikra		✔	✔		✔	✔				✔
Sparrow	✔	✔	✔	✔	✔		✔			✔
Kestrel I	✔	✔	✔	✔						✔
Tern	✔		✔		✔					
Jaeger	✔				✔		✔	✔		

Charterers Attracted by Versatility of Supramax Vessels

MISC. cargoes include Phosrock, Sugar, HBI, and Concentrates

1/3 of Eagle’s 2006 Cargoes were “Capesize and Panamax cargoes”

In 2006 Eagle Fleet carried total cargo of: 6.24 million tons

Industry View

Drybulk Demand Easily Absorbing Supply

World output growth expected at 5.1% in 2006
and forecast 4.9% in 2007

Strongest 4-year period of global
expansion since early 1970s

China to sustain growth at an average 10% for
2006 and 2007

Emerging Markets growth at 7.3% in 2006 and
7.2% in 2007

India to sustain growth at 8% for 2006
and 2007

Persian Gulf states to invest $100 billion for
infrastructure

Gulf States 2006 GDP growth  at 7.2%

24% of the world’s high-rise building
cranes are in Dubai

Shift in trade patterns towards BRIC countries
(Brazil, Russia, India, China) increases ton-mile
demand

Chinese coastal trade, an unreported shipping
statistic, now a major factor

Source: IMF, Financial Times

Lead Demand Indicator

Bao Steel of China and
CVRD of Brazil agree to a
9.5% iron ore price
increase in December 2006
instead of the usual
February to April
negotiation period.

   Price certainty gives
drybulk market stability

   Indicates strong
demand

Eagle Fleet Well-Positioned for Changing Trade Patterns

Vessel Gear increases flexibility and broadens customer base

Source:  * J.E.Hyde

Protected Market

850m ton sub-Panamax market

Chinese 2006 iron ore imports jump by 16%
to 325m tons while cement and steel exports
surge 126% and 58% respectively – a major
boost for Supramax owners

New mining capacities in Australia and Brazil
to increase iron ore output by 70-80 million
tons per annum

Reduced Indian ore exports increases ton
miles as China increases imports from Brazil

Approximately 60% of Chinese berths cannot
handle Panamax or Capesize vessels*

Approximately 25% of Chinese berths require
vessels with cargo gear * – a constraint only
satisfied by sub-Panamax sector vessels

Drybulk supply position :

   Lowest supply as a
percentage of existing fleet

   Lowest orderbook supply in
million dwt

   Only sector with consistently
declining orderbook  through
2009

World Vessel Supply 2007-2009

Source: Clarksons as of January 2007

Drybulk Sector – Best Market to be in the Next 3 Years

1.41

27.00

34.10

1.51

33.60

21.00

19.48

46.30

1.27

Drybulk

(m dwt)

Tankers

(m dwt)

Containers

(m teu)

2007      2008      2009

2007      2008     2009

2007      2008      2009

Supply as % of fleet :

as of

1 Jan 06

1 Jan 07

Drybulk:

19%

22%

Tankers:

25%

37%

Containers:

53%

48%

Fleet Age and Orderbook (dwt)

Fleet DWT (Million Tons)
Eagle's focus
2,286 Vsls
1,438 Vsls
465 Vsls
1,467 Vsls
105.4

   12 of the 16 vessels owned by the
Company are Supramaxes

  Smallest segment of the drybulk
market provides opportunities

New Supramax Asset Class Services Growing Global Needs

Source:    Clarksons as of January 2007

Aging Handymax fleet — 33% of
capacity > 20 years old

Number of Handymax vessels over
20 years old is 200% of the
orderbook

Orderbook and Fleet Age

World Dry Bulk Fleet

33%

23%

17%

21%

19%

31%

0%

4%

8%

12%

16%

20%

24%

28%

32%

36%

40%

Handymax

Panamax

Capesize

% of Fleet > 20 years

Orderbook as % of Fleet

Financial Overview

High Utilization Rate = Maximum Revenue

* Based on a 2007 fleet charter cover of 97% and assuming earliest charter redelivery rates.

Ownership days:  The Company defines ownership days as the aggregate number of days in a period during which each vessel in its fleet has been owned.

Available days:  The Company defines available days as the number of ownership days less the aggregate number of days that its vessels are off-hire due to vessel familiarization upon acquisition,  scheduled drydocks, repairs or repairs under guarantee, vessel upgrades or special surveys and the aggregate amount of time that we spend positioning our vessels.

Operating days:  The Company defines operating days as the number of its available days in a period less the aggregate number of days that the vessels are off-hire due to any reason, including unforeseen circumstances.

Drydock days: The Company undertakes major capital expenditures which include a maintenance program of regularly scheduled drydocking necessary to preserve the quality of our vessels as well as to comply with international shipping standards and environmental laws and regulations. Although the Company has some flexibility regarding the timing of its dry docking, management anticipates that vessels are to be drydocked every two and a half years. The Company anticipates that this process of recertification will require it to reposition these vessels from a discharge port to shipyard facilities, which will reduce available days and operating days during that period.

Net revenues include billed time charter revenues, deductions for brokerage commissions and amortization of net prepaid and deferred charter revenue.

9-Mo. 2006

2006 (E)

2007 (E)

Ownership Days

2,531

3,816

5,289

5,840

   Less : Drydock Days

24

64

74

75

Available Days

2,507

3,752

5,215

5,765

Operating Days

2,500

3,734

-

-

Fleet Utilization

99.7%

99.5%

-

-

Net Revenues

$56 million

$76 million

On track for

$100 million

Estimated Net

Contracted

Revenue of

$110 million *

2006

          2005

3rd Quarter 2006 Earnings

($000's)

REVENUES

Net Time Charter Revenues

29,084

78,690

Less : Amortization of Prepaid and Deferred Revenue

725

2,436

Net Revenues

28,359

76,254

EXPENSES

Vessel Expenses

6,118

15,742

Depreciation and Amortization

5,981

15,738

General & Administrative Expenses

1,267

3,365

Non-cash Compensation Expense

3,077

5,768

Total Expenses

16,442

40,614

OPERATING INCOME

11,916

35,639

Interest Expense

3,180

7,364

Interest Income

(365)

(1,010)

NET INCOME

$9,101

$29,285

Basic and Diluted Income per Common Share

$0.25

$0.86

Weighted Average Shares Outstanding

35,900,000

34,086,813

Diluted Shares Outstanding

35,900,678

34,086,848

Adjusted Net Income

(non-GAAP measure)

:

Net Income

$9,101

$29,285

Add : Non-cash Compensation Expense

3,077

5,768

     Adjusted Net Income :

$12,177

$35,053

Basic and Diluted Adjusted Net Income per Common Share

$0.34

$1.03

Three-months ended

Sept. 30, 2006

Nine-months ended

Sept. 30, 2006

$438
$1,942
$840
$290
$3,797
Dry-Dock
Vessel Expenses
Technical Mgt Fees
G&A
Cash Interest (net)

Daily cash breakeven cost of $7,307 per day per vessel (2007E)

No principal repayments until 2012

Low Breakeven Cost Strategy

The Company is anticipating higher crewing costs and higher costs for oil based supplies including lubes and paints. The
Company is also making allowance for constraints in yard drydocking capacity which has driven up drydocking costs.

Strong Balance Sheet

1 Newbuild Costs to be Capitalized eliminating any impact on current cashflows.

2 Net Debt is pro forma after taking into effect 3Q Dividend payment of $18.31 million.

3 Liquidity includes undrawn amounts available under the enhanced credit facility

Quarterly Dividend Cashflow Maintained

BALANCE SHEET DATA

Sept. 30, 2006

Newbuild

Acquisitions1

Pro forma

Sept. 30, 2006

(in $ 000's)

(unaudited)

Cash

$23,214

-

$23,214

Other Current Assets

6,841

-

6,841

Advances for Vessels

-

25,048

25,048

Vessels, net

507,471

-

507,471

Restricted Cash

6,525

-

6,525

Other Assets

7,833

-

7,833

TOTAL ASSETS

551,884

576,932

Current Liabilities

7,759

-

7,759

Long-term Debt

214,800

25,048

239,848

Stockholders' Equity

329,326

-

329,326

Book Capitalization

569,174

Net Debt / Capitalization2

40.1%

Liquidity2,3

271,582

Revolving Credit Facility increased to $500 million in Nov 2006

Interest only until 2012

* Thereafter semi-annual reduction in availability to Balloon

Ample Liquidity for Growth

$500 million 10-year Revolver at Favorable Terms

Amount

$500 million

Maturity

July 2016

Interest Only until (at least)

July 2012

Interest Margin

Libor + 75/85

basis points

Commitment Fees on

undrawn amounts

25 basis points

Availabilty in full for next *

6 years

Balloon

$270 million

Conclusion

Poised for Growth

High Dividends

Operate a modern, homogeneous
Supramax fleet

Stable and visible cashflows from
1 to 3 year time charters

97% of 2007 fleet days covered by
fixed contracts

Low cash breakeven of $7,307
per day

Strong balance sheet with Net
Debt to Capital of 40%

No debt amortization until 2012

Increased liquidity of $271m

Full cash payout dividend policy

Declared Dividends of $104.7 million or

$3.13 per share to shareholders

since September 2005

Demonstrates Strong Yield

Conclusion - Accretive Growth Strategy

Eagle Bulk – a solid, clear, focused investment story

Dividend Reinvestment Plan in effect

Appendix

Reconciliation of Net Income to EBITDA*

* EBITDA is as defined by the Company’s Credit Agreements. EBITDA represents operating earnings before extraordinary items, depreciation and amortization, interest expense, and income taxes, if any. EBITDA is included because it is used by certain investors to measure a company's financial performance. EBITDA is not an item recognized by GAAP and should not be considered a substitute for net income, cash flow from operating activities and other operations or cash flow statement data prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. EBITDA is presented to provide additional information with respect to the
Company’s ability to satisfy its obligations including debt service, capital expenditures, and working capital requirements. While EBITDA is frequently used as a measure of operating results and the ability to meet debt service requirements, the definition of EBITDA used here may not be comparable to that used by other companies due to differences in methods of calculation. The Company’s revolving credit facility permits it to pay dividends in amounts up to its earnings before extraordinary or exceptional items, interest, taxes, depreciation and amortization (Credit
Agreement EBITDA), less the aggregate amount of interest incurred and net amounts payable under interest rate hedging agreements during the relevant period and an agreed upon reserve for dry-docking, provided that there is not a default or breach of loan covenant under the credit facility and the payment of the dividends would not result in a default or breach of a loan covenant. Therefore, the Company believes that this non-GAAP measure is important for its investors as it reflects its ability to pay dividends.

Reconciliation of Net Income to Credit Agreement EBITDA

(in $ 000's, rounded)

Net Income

9,101

$

29,285

$

Interest Expense

3,180

7,364

Depreciation and Amortization

5,981

15,738

Amortization of Pre-paid Revenue

725

2,436

EBITDA

18,987

54,822

Adjustments for exceptional items

Non-cash Compensation Expense

3,077

5,768

     Credit Agreement EBITDA

22,064

$

60,591

$

Three-months ended

Sept. 30, 2006

Nine-months ended

Sept. 30, 2006

Eagle Bulk Shipping Inc.